AFBA 5Star Fund, Inc.

                            AFBA 5Star Balanced Fund
                           AFBA 5Star High Yield Fund
                            AFBA 5Star Large Cap Fund
                             AFBA 5Star Mid Cap Fund
                      AFBA 5Star Science & Technology Fund
                               AFBA Small Cap Fund
                           AFBA 5Star USA Global Fund

                    Supplement dated August 20, 2003 to the:

                     Advisory Series Prospectus relating to
                          Class A, Class B and Class C
                       Shares dated July 31, 2003 and the
 Institutional Series Prospectus Relating to Class I Shares dated July 31, 2003



The second paragraph of the "Manager and Sub-Adviser" Section on page 14 of the Institutional Series Prospectus and page 23 of the Advisory Series Prospectus is amended as follows:

         Kent Gasaway and Robert Male are co-lead managers of the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund. Kornitzer Capital Management, Inc. ("KCM") utilizes an investment committee to manage the AFBA 5Star Science & Technology Fund.

These changes are the result of the departure of Tom Laming from KCM, the Funds' sub-adviser.




               Please retain this supplement for future reference